UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2016

VEREIT, INC.

VEREIT OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware	001-35263 333-197780	45-2482685 45-1255683
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

2325 E. Camelback Road, Suite 1100

Phoenix, AZ 85016

(Address of principal executive offices, including zip code)

(800) 606-3610

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 18, 2016, the operating partnership of VEREIT, Inc., a Maryland corporation (“VEREIT”), VEREIT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership” and together with VEREIT, the “Company”), and VEREIT, as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC as representative of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Operating Partnership agreed to issue and sell to the Underwriters $400 million aggregate principal amount of the Operating Partnership’s 4.125% Senior Notes due 2021 (the “2021 Notes”) and $600 million aggregate principal amount of the Operating Partnership’s 4.875% Senior Notes due 2026 (the “2026 Notes” and together with the 2021 Notes, the “Notes”). Interest on the Notes will be payable in cash and will accrue at a rate of 4.125% per annum for the 2021 Notes and 4.875% per annum for the 2026 Notes. The Notes will be senior unsecured obligations of the Operating Partnership, guaranteed by VEREIT. The offering of the Notes is expected to close on or about June 2, 2016, subject to customary closing conditions.

The offering and sale of the Notes was made pursuant to a free writing prospectus, preliminary prospectus supplement and final prospectus supplement pursuant to the Company’s effective registration statement on Form S-3 (File Nos. 333-211204 and 333-211204-01), each of which has been filed with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by the Company for losses or damages arising out of or in connection with the sale of the Notes.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company, including, without limitation, the Notes offered and to be sold pursuant to the preliminary prospectus supplement, final prospectus supplement and registration statement described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 18, 2016, among the Operating Partnership, VEREIT and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

5.1	Opinion of Venable LLP

5.2	Opinion of Goodwin Procter LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)

Forward-Looking Statements

Information set forth herein contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the expectations of the Company, including, but not limited to, statements regarding the closing of the offering of Notes. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the control of the Company.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the Operating Partnership’s ability to close the offering of Notes; and the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, and subsequent Quarterly Reports of the Company on Form 10-Q and Current Reports of the Company on Form 8-K, as filed with the SEC. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

Dated: May 19, 2016